Exhibit 99.1

UNITED STATES DISTRICT COURT

NORTHERN DISTRICT OF CALIFORNIA

SAN JOSE DIVISION

CITY OF BIRMINGHAM RELIEF AND RETIREMENT SYSTEM,

Plaintiff,

v.

REED HASTINGS, DAVID WELLS, RICHARD BARTON, A. GEORGE (SKIP) BATTLE, TIMOTHY HALEY, JAY HOAG, LESLIE KILGORE, ANN MATHER, BRAD SMITH, ANNE SWEENEY, NEIL HUNT, TED SARANDOS, GREG PETERS, and DAVID HYMAN,

Defendants,

– and –

NETFLIX INC.,

Nominal Defendant.

) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	CASE NO.: 5:18-cv-02107-BLF DERIVATIVE ACTION EXHIBIT B – NOTICE OF PENDENCY OF PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE ACTION

NOTICE OF PENDENCY OF PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE ACTION

CASE NO. 5:18-cv-02107-BLF

TO:

ALL CURRENT RECORD HOLDERS AND BENEFICIAL OWNERS OF THE COMMON STOCK OF NETFLIX INC. (“NETFLIX”) AS OF FEBRUARY 3, 2020 (“CURRENT NETFLIX STOCKHOLDERS”) (EXCLUDING DEFENDANTS) AND THEIR SUCCESSORS-IN-INTEREST

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY AS YOUR RIGHTS MAY BE AFFECTED BY PROCEEDINGS IN THE LITIGATION.

THIS NOTICE RELATES TO A PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE ACTIONS AND CLAIMS ASSERTED ON BEHALF OF NETFLIX.

IF THE COURT APPROVES THE SETTLEMENT AND DISMISSAL OF THE ACTIONS, STOCKHOLDERS OF NETFLIX AND NETFLIX WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE SETTLED CLAIMS.

THIS ACTION IS NOT A “CLASS ACTION.” THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT.

YOU ARE HEREBY NOTIFIED that the above-captioned consolidated stockholder derivative action (the “Action”) is being settled on the terms set forth in the Stipulation of Settlement, dated as of February 3, 2020 (the “Stipulation”). This Notice is provided by Order of the United States District Court for the Northern District of California (the “Court”). It is not an expression of any opinion by the Court with respect to the truth of the allegations in the Action or the merits of the claims or defenses asserted by or against any party. It is solely to notify you of the terms of the proposed Settlement, and your rights related thereto. The Court has made no findings or determinations concerning the merits of the Action. Capitalized terms not otherwise defined shall have the definitions set forth in the Stipulation.

I.	WHY THE COURT HAS APPROVED THE ISSUANCE OF THIS NOTICE

Your rights may be affected by the settlement of the Action. The parties to the Action have agreed upon terms to settle the Action and have signed the Stipulation setting forth those settlement terms.

II.	BACKGROUND OF THE ACTION AND SETTLEMENT NEGOTIATIONS

On August 25, 2017, Netflix received a books and records demand pursuant to 8 Del. C. §220 (the “220 Demand”) from Plaintiff City of Birmingham Relief and Retirement Fund (“Plaintiff”), dated August 17, 2017, seeking to inspect certain documents.

NOTICE OF PENDENCY OF PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE ACTION

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On October 13, 2017, after execution of a Confidentiality and Non-Disclosure Agreement between Nominal Defendant Netflix Inc. (“Netflix” or the “Company”) and Plaintiff, and numerous telephonic discussions, Netflix produced over 1,200 pages of internal, confidential Board-level documents to Plaintiff for inspection in response to the 220 Demand (the “220 Production”).

On April 6, 2018, following its comprehensive review of the 220 Production, Plaintiff filed its Verified Shareholder Derivative Complaint (the “Complaint”) in this Court, derivatively on behalf of Netflix, against the Individual Defendants1 alleging violations of §14(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and state law claims for breach of fiduciary duty and waste of corporate assets.

Plaintiff’s Complaint alleged that the Individual Defendants breached their fiduciary duties in connection with the administration of Netflix’s Performance Bonus Plan from 2015 to 2017 – which, according to Plaintiff, did not comply with §162(m) of the Internal Revenue Code – and violated §14(a) of the Exchange Act by issuing false and misleading proxy statements concealing how the Performance Bonus Plan was structured and implemented.

On June 8, 2018, Defendants filed a motion to dismiss the Complaint. Defendants argued, pursuant to Rule 23.1 of the Federal Rules of Civil Procedure (“Rule 23.1”), that the Complaint failed to adequately plead that a pre-suit demand on Netflix’s Board of Directors (the “Board”) was futile. The Individual Defendants further argued, pursuant to Fed. R. Civ. P. 12(b)(6), that the Complaint failed to state any actionable claim for relief under the applicable laws.

On February 13, 2019, following briefing and hearing oral argument on Defendants’ motion to dismiss the Complaint, the Court granted Defendants’ motion to dismiss pursuant to Rule 23.1 without prejudice. The Court found that Plaintiff had adequately alleged that Netflix had issued misleading proxy statements and the culpable involvement of three members of Netflix’s nine- member Board, but that the Complaint did not contain facts sufficient to implicate a Board majority. The Court granted Plaintiff leave to file an amended complaint.

[1]	Unless otherwise defined herein, all capitalized terms used herein shall have the same meanings as set those forth in the Stipulation of Settlement, dated as of February 3, 2020 (the “Stipulation”).

NOTICE OF PENDENCY OF PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE ACTION

CASE NO. 5:18-cv-02107-BLF

In connection with the drafting of Plaintiff’s amended complaint, Plaintiff sought the production of unredacted versions of certain documents that were previously produced to Plaintiff in redacted form. Counsel for Plaintiff and Defendants subsequently undertook negotiations on the production of those documents, leading to an in-person meeting during which the contents of the documents were shown to Plaintiff’s Counsel without certain redactions subject to a non-waiver agreement, and the parties were able to narrow the number of documents in dispute (the “Contested Documents”). On April 16, 2019, the parties filed a stipulation and proposed order advising the Court of the dispute and asking the Court to extend the deadline for the filing of Plaintiff’s amended complaint until 30 days from an order resolving Plaintiff’s motion to compel. On April 17, 2019, the Court granted the parties request and directed Plaintiff to make its motion to compel before Magistrate Judge Nathanael Cousins (“Judge Cousins”) on or before April 30, 2019. Plaintiff’s April 30, 2019 motion to compel was fully briefed by May 17, 2019. On May 21, 2019, Judge Cousins vacated the then-forthcoming May 22, 2019 hearing, finding that the motion was appropriate to decide on the parties’ papers.

Following briefing on Defendants’ motion to dismiss, and while the parties negotiated for the production of the Contested Documents, counsel for Plaintiff and Defendants also undertook negotiations regarding a possible resolution of the Action. As a result of those arm’s-length negotiations, Plaintiff and Defendants reached a tentative agreement-in-principle for the resolution of the Action.

On October 15, 2019, Plaintiff and Defendants executed a Memorandum of Understanding (the “MOU”), memorializing the terms of their agreement-in-principle to resolve the Action, subject to the approval of the Board.

On October 28, 2019, the Board unanimously approved the MOU pursuant to a Unanimous Written Consent.

NOTICE OF PENDENCY OF PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE ACTION

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On December 2, 2019, Plaintiff confirmed to Defendants that based upon the documentation and information received and discussions with Defendants’ counsel, in addition to Plaintiff’s investigation, the Settlement is fair, reasonable, and adequate.

Following agreement among the Settling Parties to the terms of the Stipulation other than with respect to the amount of any attorneys’ fees and expenses to be paid to Plaintiff’s Counsel, Plaintiff’s Counsel and Defendants separately reached agreement regarding the amount of attorneys’ fees and expenses to be paid to Plaintiff’s Counsel. Defendants agreed that they will not oppose any such application for fees and expenses, provided that the award of attorneys’ fees and expenses shall not exceed $800,000 in the aggregate. Plaintiff and Defendants did not discuss the appropriateness of any amount of attorneys’ fees and expenses at any time before February 3, 2020, and the Settling Parties understood at all times that the Settlement was not contingent upon agreement or payment of any attorneys’ fees and expenses to Plaintiff’s Counsel.

As a result of these negotiations, the Settling Parties reached an agreement to settle the Action upon the terms and conditions set forth in the Stipulation.

III.	TERMS OF THE PROPOSED DERIVATIVE SETTLEMENT

As a result of the filing, prosecution, and settlement of the Action, Plaintiff obtained relief for Netflix by causing Netflix’s Board to agree to adopt and/or maintain for a period of no less than four years from the Effective Date of the Settlement certain corporate governance enhancements. The corporate governance enhancements include, inter alia: (1) enhancements of Netflix’s management Disclosure Committee; (2) enhanced bonus-related disclosures about regular, annual bonus compensation; (3) retention of compensation and tax consultant(s) to assist the Compensation Committee in identifying risks associated with those bonuses; (4) legal advice from Netflix’s General Counsel’s Office about regulatory compliance related to compensation; (5) training for directors on compensation-related issues and compliance; and (6) additional compensation-related actions. The full text of the Corporate Governance Reforms is set forth in the Stipulation.

Additionally, Netflix has acknowledged that Plaintiff’s actions were a primary cause for implementing the corporate governance enhancements.

NOTICE OF PENDENCY OF PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE ACTION

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The Settlement also provides for the entry of judgment dismissing the Action on the merits with prejudice, and the release of the Released Claims, which, as detailed in the Stipulation, collectively mean any and all claims for relief (including Unknown Claims, as defined in ¶1.22 of the Stipulation), rights, demands, suits, matters, causes of action, or liabilities, known or unknown, whether or not concealed or hidden, asserted or unasserted (including, without limitation, claims for damages, interest, attorneys’ fees, costs, disgorgement, constructive trust, breach of duty of care and/or breach of duty of loyalty or good faith, breach of contract, fraud, negligence, gross negligence, negligent misrepresentation, insider trading, mismanagement, misconduct, waste of corporate assets, abuse of control, unjust enrichment, or violations of statutes, rules, or regulations, whether based on federal, state, local, statutory, or common law or any other law, rule, or regulation), that: (i) have been asserted in the Action; or (ii) could have been asserted in the Action by Plaintiff, Netflix, or by any Netflix stockholder derivatively on behalf of Netflix, against each and every Defendant and the Released Persons, arising out of or based upon the facts, transactions, events, occurrences, acts, disclosures, statements, omissions, or failures to act that were alleged or referred to in the Complaint; or (iii) any claims in connection with, based upon, arising out of, or relating to the Settlement, but excluding any claims to enforce the Settlement set forth in this Stipulation. Expressly excluded from the term “Released Claims” and any release provided by this Settlement are: (i) any claims to enforce the Settlement; and (ii) any claims by Defendants or any other insured to enforce their rights under any contract or policy of insurance.

IV.	REASONS FOR THE SETTLEMENT

The Settling Parties have determined that it is desirable and beneficial that the Action, and all of the disputes related thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation.

A.	Why Did Plaintiff Agree to Settle?

Plaintiff and its counsel believe the claims asserted in the Action have merit. Plaintiff’s entry into the Stipulation and Settlement is not intended to be, and shall not be construed as, an admission or concession concerning the relative strength or merit of the claims alleged.

NOTICE OF PENDENCY OF PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE ACTION

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Nonetheless, Plaintiff and its counsel have concluded it is desirable that the Action be fully and finally settled in the manner and upon the terms and conditions set forth in the Stipulation. In so doing, Plaintiff and its counsel recognize the expense and length of continued proceedings necessary to prosecute the Action against the Individual Defendants through trial and any appeal(s). Plaintiff and its counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex actions, such as the Action, as well as the difficulties and delays inherent in such litigation. Plaintiff and its counsel also are mindful of the inherent problems of proof of, and possible defenses to, the claims asserted in the Action. Based on their investigation and evaluation (as detailed below), Plaintiff and its counsel have determined that the Settlement set forth in the Stipulation is in the best interest of Netflix and its stockholders.

Plaintiff’s Counsel conducted an extensive investigation, including, inter alia: (1) reviewing Netflix’s press releases, public statements, U.S. Securities and Exchange Commission (“SEC”) filings, securities analyst reports, and advisories about Netflix; (2) reviewing media reports about Netflix; (3) researching the applicable law with respect to the claims alleged in the Action and the potential defenses thereto; (4) preparing and filing a derivative Complaint; (5) conducting preliminary damages analyses; (6) participating in informal conferences with Defendants’ counsel regarding the specific facts of the Action, the perceived strengths and weaknesses of the Action, and other issues in an effort to facilitate negotiations and conducting research into Netflix’s corporate governance structure in order to make a settlement demand; (7) opposing Defendants’ motion to dismiss and participating in oral argument before the Court; (8) reviewing the 220 Production; and (9) negotiating the Settlement with Defendants.

Based on Plaintiff’s Counsel’s thorough review and analysis of the relevant facts, allegations, defenses, and controlling legal principles, Plaintiff’s Counsel believes that the Settlement set forth in the Stipulation is fair, reasonable, and adequate and confers substantial benefits upon Netflix and its stockholders. Based upon Plaintiff’s Counsel’s evaluation, Plaintiff has determined that the Settlement is in the best interests of Netflix and its stockholders and has agreed to settle the Action upon the terms and subject to the conditions set forth herein.

NOTICE OF PENDENCY OF PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE ACTION

CASE NO. 5:18-cv-02107-BLF

B.	Why Did Defendants Agree to Settle?

The Individual Defendants have denied, and continue to deny, each and all of the claims, charges of wrongdoing, or liability against them arising out of the conduct, statements, acts, or omissions alleged, or that could have been alleged, in the Action. The Individual Defendants have denied, and continue to deny, that they have committed, threatened, or attempted to commit any violations of law or breached any duty owed to Plaintiff, Netflix, or its stockholders. Nonetheless, the Individual Defendants have concluded that further proceedings would be protracted and expensive and have determined that it is desirable that the claims against them be settled on the terms reflected in the Stipulation. The Individual Defendants and Netflix are entering into the Settlement because it will eliminate the uncertainty, distraction, disruption, burden, risk, and expense of further litigation, without admitting any wrongdoing or liability whatsoever.

V.	PLAINTIFF’S COUNSEL’S FEE AND EXPENSE AWARD AND PLAINTIFF’S INCENTIVE AWARD

Plaintiff’s Counsel have not received any payment for their work in connection with the Action, nor have they been reimbursed for out-of-pocket expenses. After negotiating the substantive terms of the Settlement, Plaintiff’s Counsel and Defendants separately reached agreement regarding the amount of attorneys’ fees and expenses to be paid to Plaintiff’s Counsel. Defendants have agreed that they will not oppose any such application for fees and expenses, provided that the award of attorneys’ fees and expenses shall not exceed $800,000 in the aggregate (the “Fee and Expense Award”), subject to Court approval. In addition, Plaintiff’s Counsel and Defendants agreed that Plaintiff’s Counsel may apply to the Court for an award of $10,000 for Plaintiff (the “Incentive Award”), subject to Court approval, in recognition of Plaintiff’s participation and effort in the prosecution of the Action, and that Defendants will not oppose any such application.

VI.	SETTLEMENT HEARING

Pursuant to an Order of the Court, a hearing will be held on June 25, 2020, at 1:30 p.m., before the Honorable Beth Labson Freeman in Courtroom 3 of the U.S. District Court for the Northern District of California, located at 280 South 1st Street, 5th Floor, San Jose, California

NOTICE OF PENDENCY OF PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE ACTION

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95113 (the “Settlement Hearing”), for the purpose of determining: (1) whether to approve the Settlement as fair, reasonable, adequate, and in the best interest of Netflix and the Current Netflix Stockholders; (2) whether to dismiss the Action and whether the releases set forth in the Stipulation should be made full and final; (3) whether this Notice and the Summary Notice provided to Current Netflix Stockholders conformed with Court rules and due process; (4) whether the Court should approve Plaintiff’s Counsel’s request for a Fee and Expense Award in an aggregate amount of $800,000; and (5) whether the Court should approve Plaintiff’s request for an Incentive Award in the amount of $10,000, as well as such other matters as may properly come before the Court. If the Settlement is approved, Current Netflix Stockholders will be subject to and bound by the provisions of the Stipulation, the releases contained therein, and by all orders, determinations, and judgments, including the Final Approval Order entered in the Action concerning the Settlement.

Pending final determination of whether the Settlement should be approved, no Current Netflix Stockholder, either directly, representatively, derivatively, or in any other capacity shall commence or prosecute against any of the Released Persons any action or proceeding in any court, administrative agency, or other tribunal asserting agency asserting any of the Released Claims.

VII.	RIGHT TO ATTEND THE SETTLEMENT HEARING

You may enter an appearance in this Action, at your own expense, individually or through counsel of your choice. If you do not enter an appearance, your interests, as stockholders of Netflix, will be represented by Plaintiff’s Counsel. If you want to object at the Settlement Hearing, then you must first comply with the procedures for objecting, which are set forth below. The Court has the right to change the hearing date or time without further notice. Thus, if you are planning to attend the Settlement Hearing, you should confirm the date and time with Plaintiff’s Counsel (see below) before going to the Court. If you have no objection to the Settlement, you do not need to appear at the Settlement Hearing or take any other action.

NOTICE OF PENDENCY OF PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE ACTION

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VIII.	THE PROCEDURES FOR OBJECTING TO THE SETTLEMENT

Any Current Netflix Stockholder who wishes to object to the Settlement and/or show cause why it should not be approved, why Judgment should or should not be entered thereon, or why the Fee Awards should not be awarded shall state all reasons for the objection(s) and shall also: (1) state the case name and number: City of Birmingham Relief and Retirement System v. Hastings, Case No. 5:18-cv-02107-BLF; (2) provide proof of current ownership of Netflix stock, as well as documentary evidence of when such stock ownership was acquired; (3) clearly identify any and all evidence that would be presented at the Settlement Hearing in connection with such objection(s); and (4) include a proof of service signed under penalty of perjury.

All objections and accompanying materials shall be filed and served, and if done so by mail, postmarked, at least 21 calendar days prior to the Settlement Hearing, as follows: (1) filed with the Clerk of the Court, U.S. District Court for the Northern District of California, 280 South 1st Street, San Jose, California 95113; and (2) served by first class U.S. Mail on counsel for the Settling Parties at the following addresses:

For Defendants: Keith Eggleton WILSON SONSINI GOODRICH & ROSATI, P.C. 650 Page Mill Road Palo Alto, CA 94304	For Plaintiff: Thomas L. Laughlin, IV SCOTT+SCOTT ATTORNEYS AT LAW LLP The Helmsley Building 230 Park Avenue, 17th Floor New York, NY 10169

Any Current Netflix Stockholder wishing to be heard at the Settlement Hearing is required to include a notice of intention to appear at the Settlement Hearing together with his, her, or its written objection. Only stockholders who have filed with the Court and served on the Settling Parties’ counsel valid and timely written notices of objection and accompanying materials will be entitled to be heard at the hearing, unless the Court orders otherwise.

Any Current Netflix Stockholder who does not make his, her, or its objection in the manner provided in this Notice shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness, or adequacy of the proposed Settlement, as set forth in the Stipulation, and Fee Awards.

NOTICE OF PENDENCY OF PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE ACTION

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IX.	HOW TO OBTAIN ADDITIONAL INFORMATION

This Notice summarizes the Stipulation. It is not a complete statement of the events of the Actions or the terms of the Settlement contained in the Stipulation.

You may inspect the Stipulation and other papers in the Actions at the Clerk of the Court, U.S. District Court for the Northern District of California, 280 South 1st Street, San Jose, California 95113, at any time during regular business hours of each business day. The Clerk’s office will not mail copies to you. In addition, this Notice can be viewed on Netflix’s investor relations website at: https://www.netflixinvestor.com. The Notice was also filed as part of a Form 8-K with the SEC. Inquiries regarding the proposed Settlement also may be made to Plaintiff’s Counsel, as indicated above.

THIS NOTICE HAS BEEN APPROVED BY ORDER OF THE UNITED STATES

DISTRICT COURT FOR THE NORTHERN DISTRICT OF CALIFORNIA

PLEASE DO NOT CONTACT THE COURT OR

CLERK’S OFFICE REGARDING THIS NOTICE.

NOTICE OF PENDENCY OF PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE ACTION

CASE NO. 5:18-cv-02107-BLF